FAO Mr. Raymon Paquette
Canadian Mining Company Inc.
2300-1066 W. Hastings St
Vancouver, BC

21st January 2013

Dear Sirs,

SUBJECT TO CONTRACT

1.	Overview

1.1

We refer to our (“Ironwood Gold Corp.”) recent discussions with you (“Canadian Mining Company Inc.”) relating to the proposed grant to Ironwood of an option (the “Option”) to acquire up to 100% undivided interest (the “Target Interest”) in the Raquel 3 and 3B mining concessions situated in Sonora State, Mexico (the “San- Bernardo Project”). The grant of the Option and acquisition of the Target Interest is to be free from all claims, liens, equities, charges, encumbrances and adverse rights of any description, including reservation of title and subject to the finalisation and signing of detailed and legally binding agreements (the “Transaction Documents”).

1.2	This letter is not exhaustive and is not intended to be legally binding between Ironwood and Canadian Mining Company Inc. except as specifically set out in this letter.

2.	Option

2.1

Under the terms of the Option and subject to the completion of satisfactory due diligence, the aggregate consideration to be paid by Ironwood for the grant of the Option and the acquisition of the Target Interest is US$1,650,000 (the “Price”) to be satisfied in the following manner:

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(a)

Immediate CDN $50,000 due diligence cash deposit Plus 2,000,000 common shares of Ironwood Gold Corp. to be issued to Canadian Mining Company Inc. upon entry into the Transaction Documents, this deposit will be dedicated to all 2012 outstanding taxes

(b)

Exploration Expenditure of $700,000.00 including all direct and indirect costs, including but not limited to contractors fees, consultants fees, legal fees, all property taxes, assessment filing and overheads associated with the project to earn 50% interest in the concessions within two years of the date of this letter (“the First Option Period”) and upon Ironwood’s decision to exercise the Option to acquire 50% of the Target Interest (the “First Option Payment”) such Option to be exercised at Ironwood’s discretion at any time within the First Option Period); and timeline to complete may be extended by a further one year by making a one off payment of $50,000.00 plus taxes in cash to be paid to Canadian Mining Company Inc.

(c)

Exploration Expenditure of $500,000.00 including all direct and indirect costs, including but not limited to contractors fees, consultants fees, legal fees, all property taxes, assessment filing and overheads associated with the project to earn an additional 25% interest in the concessions within two years of the First Option Payment (“the Second Option Period”) and upon Ironwood’s decision to exercise the Option to acquire the additional 25% of the Target Interest (the “Second Option Payment”) such Option to be exercised at Ironwood’s discretion at any time within the Second Option Period); and timeline to complete may be extended by a further one year by making a one off payment of $50,000.00 plus taxes

(d)

$400,000.00 cash payment or equivalent in IROG shares within two years of Second Option Payment (“the Third Option Period”) and upon Ironwood’s decision to the exercise the Option to acquire remaining 25% of the Target Interest (the “Third Option Payment”) such Option to be exercised at Ironwood’s discretion at any time within the Second Option Period); to buy out the remaining 25% subject to a 2% NSR in the favour of Canadian Mining at $1,000,000.00 per 1% buy out. Timeline to complete may be extended by making a one off payment of $50,000.00 plus taxes

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7047 East Greenway Parkway, Suite 250,	2nd Floor, Berkeley Square House,
Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
OTCBB: IROG

2.2

Ironwood reserves the right to revise the Price, or withdraw from negotiations for the grant of the Option and purchase of the Target Interest (or any part thereof), or the terms of the Transaction Documents, in the light of new information released or disclosed to Ironwood as part of the due diligence process.

3.	Conditions

The proposed transaction is conditional on the following:

3.1

Ironwood conducting, and being satisfied in its discretion with the results of such investigations into Canadian Mining Company Inc., Raquel 3 and 3B concessions, the Target Interest and the San Bernardo Project that Ironwood decides are necessary including conducting inspections of the San Bernardo Project, together with its officers, professional advisers, consultants and financiers and such other persons as it may deem necessary.

3.2	Canadian Mining Inc.:

(a)

allowing Ironwood’s officers, employees and professional advisers full access to such records, key employees, advisers and operations of Canadian Mining Company Inc. as will allow them to complete the investigations required;

(b) providing, or procuring the provision of, all information required by Ironwood to complete the investigations required and all information provided being accurate and not misleading.

3.3	The board of directors of Ironwood approving the execution of the Transaction Documents.

3.4

Any third party, regulatory or tax consents or approvals required for the grant of the Option, the purchase of the Target Interest or the execution of the Transaction Documents being received on terms reasonably satisfactory to Ironwood, and such consents and approvals remaining in full force and effect at closing.

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Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
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3.5	The parties agreeing a detailed and legally binding:

(a)

structure for the acquisition of the Target Interest which will incorporate full warranties given by Canadian Mining Company Inc. (as appropriate) relating to the Target Interest and the San Bernardo Project and other terms negotiated between the parties, including the indemnities mentioned below; and

(b)

joint venture arrangement in relation to the operation of the San Bernardo Project under which Ironwood will undertake all operation and management obligations in respect of the San Bernardo Project and in so doing will have complete discretion over such matters.

3.6

Any warranties given in respect of the Target Interest and/or the San Bernardo Project being accurate at closing and Canadian Mining Company Inc. not otherwise being in material breach of its obligations under the Transaction Documents.

3.7	There being no material adverse change to the San Bernardo Project (or any part thereof) between the date of this letter and closing.

3.8	No contract, licence or financial agreement that is material to the San Bernardo Project being terminated, or having its terms materially changed, between the date of this letter and closing.

3.9

Canadian Mining Company Inc. indemnifying Ironwood in respect of potential environmental liabilities and any other presently undisclosed actual or potential liabilities in relation to the San Bernardo Project which come to the attention of Ironwood and in respect of which Ironwood requires protection, in addition to any protection that may be provided by the warranties.

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7047 East Greenway Parkway, Suite 250,	2nd Floor, Berkeley Square House,
Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
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3.10

The production of a legal opinion, in a form satisfactory to Ironwood, confirming that Canadian Mining Company Inc. has good and unencumbered title to the San Bernardo Project and it has the capacity to enter into the Transaction Documents.

3.11	Ironwood having secured financing for the acquisition of the Target Interest.

4.	Other Issues

To the extent applicable, after exchange and pending closing of the Transaction Documents, Canadian Mining Company Inc. will obtain Ironwood’s consent before taking certain material actions in relation to the San Bernardo Project (or any part thereof).

5.	Exclusivity

5.1	This paragraph 5 is intended to be legally binding.

5.2

In consideration of Ironwood committing resources and incurring costs and expenses (including but not limited to legal, accounting, banking, investment banking and other advisory fees and incidental expenses) in its assessment of the San Bernardo Project and the payment of £1 to Canadian Mining Company Inc.(receipt of which is hereby acknowledged), by signing this letter Canadian Mining Company Inc. hereby agrees, represents and warrants as follows:

(a)

from the date of this letter through a period of three months from the date that Ironwood provides written confirmation to Canadian Mining Company Inc. of its receipt of such information as may be provided by Canadian Mining Company Inc.in response to Ironwood’s requests made pursuant to Clause 3.1 of this letter (such period as may be extended pursuant to sub-paragraph (f)) (the “Exclusivity Period”) it shall not and shall procure that its directors, employees, agents and advisers shall not, either directly or indirectly (whether or not in conjunction with any third party):

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Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

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(i)

enter into, continue, facilitate or encourage, any discussions or negotiations with any other party relating to the possible sale or purchase of the San Bernardo Project (or any part thereof) (all or any of the foregoing being referred to as a “Competing Offer”); or

(ii)	enter into any agreement or arrangement with any other party relating to a Competing Offer; or

(iii)

make available any information relating to the San Bernardo Project (or any part thereof) (save to Ironwood or any other person of whom Ironwood shall notify Canadian Mining Company Inc.) in connection with a Competing Offer; or

(iv)	withdraw from negotiations with Ironwood for the sale of the Target Interest (or any part thereof); or

(v)

do or omit to do anything which frustrates the ability or affects the willingness of Ironwood to sign and complete the Transaction Documents or which adversely affects the San Bernardo Project (or any part thereof);

(b)

neither it nor any of its directors, employees, agents or advisers are now, directly or indirectly, in discussions or negotiations relating to a Competing Offer with any person other than Ironwood and it acknowledges that Ironwood will be incurring costs and expenses (as referred to above) in connection with the proposed purchase in reliance on this representation and the other representations and agreements set out in this letter;

(c)

it shall notify Ironwood in writing immediately if, during the Exclusivity Period, it or any of its directors, employees, agents or advisers receives any indication from any third party that such third party may wish to have discussions with a view to a possible Competing Offer.

(d)

the obligations (save any arising out of any accrued breach) contained in paragraph 5 of this letter shall cease to have effect on the expiry of the Exclusivity Period or, if earlier, upon Ironwood notifying Canadian Mining Company Inc. in writing that it wishes to withdraw from the negotiations for the Option and purchase of the Target Interest;

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7047 East Greenway Parkway, Suite 250,	2nd Floor, Berkeley Square House,
Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
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(e)

without prejudice to any other rights Ironwood may have, in the event of a breach of any of Canadian Mining Company Inc.’s obligations contained in this letter (including for the avoidance of doubt if during the Exclusivity Period Canadian Mining company Inc. withdraws from negotiations with Ironwood for the grant of the Option or sale of the Target Interest (or any part thereof), Canadian Mining Company Inc. shall forthwith on demand reimburse to Ironwood all its reasonable costs and expenses (as referred to above) in relation to the investigation, and negotiation and funding of the proposed Option and acquisition by Ironwood of the Target Interest and execution of the Transaction Documents and all associated and connected matters (including any costs or expenses incurred prior to the date hereof up to the date on which negotiations for the sale and purchase of the Target Interest cease); and

(f)

to the extent that any law or rule of any regulatory authority makes the signing of the Transaction Documents unlawful until some third party consent has been obtained the Exclusivity Period shall be extended until such consent has been obtained.

5.3

For the avoidance of doubt nothing in paragraph 5 shall prevent Canadian Mining Company Inc., or any of its respective directors, employees, agents or advisers discussing the proposed Option or purchase of the Target Interest or the Transaction Documents in confidence with appropriate regulatory authorities.

6.	General

6.1	This paragraph 6 is legally binding.

6.2

Subject to paragraph 5, each party is responsible for its own costs in connection with the proposed Option and purchase of the Target Interest and (or any part thereof), whether or not it proceeds (including without limitation the preparation and negotiation of this letter, the Transaction Documents and any documents contemplated by them).

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Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

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6.3

This letter is confidential to the parties and their advisers and is subject to the non- disclosure agreement [to be] or [already] entered into between Canadian Mining Company Inc. and Ironwood [which continues in full force and effect despite the signing of this letter]. No party hereto will make any disclosure or public announcements of the proposed transactions, this letter or the terms thereof without the prior consent of the other parties, which shall not be unreasonably withheld, or except as required by relevant securities laws; provided, however, each party may issue press releases in the ordinary course of business.

7.	Governing Law and Jurisdiction

7.1	This paragraph 7 is legally binding.

7.2	All correspondence or enquiries in connection with this letter should be directed exclusively to [•].

7.3

This letter, and the negotiations between the parties in connection with the proposed Option and purchase of the Target Interest (or any part thereof and including without limitation the preparation and negotiation of this letter, the Transaction Documents and any documents contemplated by them) and all disputes or claims arising out of or in connection with them or their subject matter or formation (including non-contractual disputes or claims) will be governed by the laws of England and Wales.

7.4

The parties irrevocably agree that the courts of England and Wales shall have non- exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this letter or its subject matter or formation (including non-contractual disputes or claims).

7.5	This letter is for the benefit of the parties to it and is not intended to benefit, or be enforceable by, anyone else.

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7047 East Greenway Parkway, Suite 250,	2nd Floor, Berkeley Square House,
Scottsdale, AZ, 85254	Berkeley Square, London, UK, W1J 6BD

TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
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7.6

The delay or failure of a party to enforce at any time any provision of this letter shall in no way be considered a waiver of any such provision, or any other provision of this letter. No waiver of, delay or failure to enforce any provision of this letter shall in any way be considered a continuing waiver or be construed as a subsequent waiver of any such provision, or any other provision of this letter.

Please sign and date the attached copy of this letter below to acknowledge your agreement to its terms and then return the copy to us.

Yours faithfully

/s/____________________________
Chief Executive Officer

for and on behalf of Ironwood Gold Corp.

[On copy letter]

We hereby agree to the above-mentioned terms.

/s/____________________________
Director

for and on behalf of [Vendor].

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TEL: 1-888-356-4942 EMAIL: info@ironwoodgold.com WEB: www.ironwoodgold.com
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